Exhibit 10.9

KOREA ADMINISTRATIVE SCRIVENERS &
CERTIFIED PUBLIC TRANSLATORS ASSOCIATION
Korea Translators Administrative Scrivener

Number of issue: 46340

CERTIFICATE OF TRANSLATION

Title of Document (Description of Service)	Consignment and Trust Agreement
Name of Customer	CUBEBIO Co., Ltd.: COSMAX PHARMA Co., Ltd.

I, GI CHOUL, CHOI, signed below, HEREBY CERTIFY that the attached documents were prepared and translated by myself at the request of the person named above and that the translation is true and accurate to the original document.
The translated document(s) submitted to you (agency) is/are accurately and fairly authorized translation(s) according to the Official Translation Administrative Office of the Republic of Korea's Licensed Administrative Agent Act (Item 3 and 4, Paragraph 1, Article 2).
A Registered Public Translator is authorized to translate foreign/Korean documents submitted to and from foreign/Korean Government Offices and its relevant authorities from foreign languages to Korean and vice versa. We hereby issue Certificate of Translation pursuant to Korea's Licensed Administrative Agent Act (Paragraph 2, Article 20).

IN TESTIMONY whereof, I have here onto subscribed my name and affixed my seal of office.

Date: May 15, 2025

Korea Public Translators Administration Association Translation Office Certified Translators CHOI, GI CHOUL
Translation Administrative Scrivener Registration No.13300002113

Collective Administration Main Office
104-B33, Dongwoo Building, 328 Teheran-ro, Gangnam-gu, Seoul, Republic of Korea

KOREA TRANSLATION & ADMINISTRATION OFFICE
한 국 번 역 행 정 사 무 소

Website: www.ktaor.com
e-mail: kta@ktaor.com
Tel: +82-2-566-3118

PUBLIC TRANSLATOR'S FORM
PTF 101 (REV. 01-01-2013)

Office of Korea Administrative Scrivener 101
210 mm x 297mm

Entrustment and Trust Agreement

CUBEBIO Co., Ltd. (Party A) (hereinafter referred to as the “Entrustor”) and COSMAX PHARMA Co., Ltd. (Party B) (hereinafter referred to as the “Entrustee”) hereby enter into the following Agreement based on the principles of mutual good faith and the spirit of mutual prosperity, and promise to faithfully comply with the Agreement, regarding the provision of manufacturing and quality management system materials for the in-vitro diagnostics reagent <Model name: CUBE-CD-01 (hereinafter referred to as the “Product”)> researched and developed by the Entrustee through the use of COSMAX PHARMA Co., Ltd. (Address: 3rd floor, 168-23 Osongsaengmyeong 4-ro, Osong-eup, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do, Medical Device Manufacturing Plant) (hereinafter referred to as “Facility”) operated by the Entrustee.

Article 1 (Purpose)

The purpose of this Agreement is to clarify the rights and obligations of both Parties when the Entrustor entrusts the Entrustee with the task of preparing quality management system documents and approval documents, producing the Product for approval batches and clinical batches, and conducting quality control tests to obtain approval for In-Vitro Diagnostics reagent (Class 3) items.

Article 2 (Agreement Period)

The agreement period of this Agreement shall be from the date of execution of the Agreement until the completion of the obligations of both parties, including the entrusted work of the Entrustee and the various payment tasks of the Entrustor stipulated in this Agreement. However, the contract period may be adjusted by mutual written agreement between the two parties.

Article 3 (Obligations and Responsibilities of the Entrustor)

① The Entrustor shall provide the Entrustee with all relevant materials and information, including raw material specifications and testing methods, production process, and product quality control methods, necessary to commence production of the Product of the Entrustee in accordance with the provisions of this Agreement, within twenty (20) days from the date of execution of this Agreement.

② The Entrustor shall supply all raw materials for the production of the Product for pilot production, licensing, and clinical use.

③ Matters related to the obligations and responsibilities of the Entrustor that are not specified in this Agreement shall be governed by the provisions of “In-Vitro Diagnostic Medical Devices.”

Article 4 (Obligations and Responsibilities of the Entrustee)

① The Entrustee shall prepare the equipment and devices required to perform the entrusted work by the commencement date of the entrusted work. In the event that Entrustee does not possess the

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required equipment and devices, the necessary equipment and devices shall be furnished by acquiring or leasing them through mutual agreement between the two Parties.

② The Entrustee shall produce the Product for approval and clinical use according to the contents mutually agreed upon in advance with the Entrustor.

③ The Entrustee agrees to cooperate in good faith with the Entrustor to successfully pass the inspection of the Product by the regulatory agency.

Article 5 (Details)

① The scope of documents provided by the Entrustee is as set forth in Appendix.

② Details of the Product for approval and clinical use to be produced by the Entrustee are as set forth in Appendix.

③ The Entrustee shall not be liable for damages due to the delay if the entrusted work is delayed due to the Entrustor failing to finalize the relevant document by the deadline set forth in this Article due to its own fault, or if the Entrustor significantly changes the content of the attached materials provided at the time of agreement execution, thereby hindering the Entrustee's performance of the entrusted work.

④ The Entrustee shall do its best to complete the entrusted work within the period of performance of the entrusted work stipulated in Clause 2. However, if the Entrustee produces according to the stipulated materials and information provided by the Entrustor but fails to meet the quality control standards, Party A shall re-provide the raw materials at Party A's discretion and request, and Party B shall charge additional costs other than the payment terms of this Agreement and supply the Product by reproducing it. However, this shall not apply in cases where Party B is at fault.

⑤ Party B shall prepare and perform clinical packaging if clinical packaging is required and there is a written request from Party A (Entrustor) and the clinical institution. Clinical packaging shall be performed in accordance with the clinical plan and clinical packaging instructions and method (prepared by Party A), and all packaging shall be performed under the supervision of Party A. Party B shall not be held responsible for any problems that may arise thereafter if the instructions are followed. For delivery of clinical packaging products, Party A shall select a delivery request and a forwarder that can handle clinical product logistics, and deliver the products from the location designated by Party B. In addition, Party A shall provide data on temperature and humidity during delivery to Party B.

Article 6 (Supply)

The Entrustee shall notify the Entrustor of the completion of production of the Product under this Agreement within two (2) business days and shall store and manage the Product upon completion of production at the request of the Entrustor until the time of supply request by the Entrustor. The Entrustor shall receive the Product upon completion of production at the storage of Entrustee, and if separate delivery arrangements are required, shall supply the Product under the responsibility of the Entrustor from the storage of the Entrustee.

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Article 7 (Cost and Payment Terms)

1. The cost is based on the quotation in Appendix.
2. Payment Terms

Category	Payment Period	Amount (KRW/VAT 10% not included)
Down payment	Within ten (10) days from the date of signing the Agreement	200,000,000
Deposit	Within ten (10) days after completing the application for product approval	149,000,000
	Total	349,000,000

3. Payment account information
   Bank: Industrial Bank of Korea 695-009023-04-021, Account Holder: COSMAX PHARMA Co., Ltd.
4. The Entrustor shall pay the above amount in cash to the payment account when the Entrustee charges the amount in the table above according to the above billing period.

Article 8 (Raw Materials for Performing the Entrusted Work)

① The Entrustor shall supply sufficient amount of raw materials to the Entrustee in consideration of losses incurred during the performance of the entrusted work.

② All semi-finished products and finished products processed by the Entrustee are the property of the Entrustor, and the Entrustee shall confirm that it is storing them only to process the semi-finished products and finished products.

③ The Entrustee shall dispose of or deliver to the Entrustor the inventory of raw materials at the request of the Entrustor after the entrusted work is finished.

④ The Entrustor shall set the standards and criteria for raw materials and finished products and provide them to the Entrustee, prepares a method document approved through mutual analysis technology, and conducts all tests based on the method document, and the Entrustor is responsible for the tests.

Article 9 (Provision of Materials and Information)

① The Entrustor shall provide the Entrustee with the materials and information necessary for the Entrustee to perform the entrusted work, and the Entrustee shall return or destroy the aforementioned materials and information to the Entrustor after the entrusted work is completed, and shall provide the Entrustor with all the materials and information generated by the entrusted work.

② The Entrustee shall obtain the prior written consent of the Entrustor if the Entrustee wishes to announce the results of this Agreement.

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③ Both Parties shall use the materials and information provided by the other Party only to carry out this Agreement and shall not use them for any other purpose without the prior written consent of the other Party.

Article 10 (Intellectual Property Rights)

① All industrial property rights, including patents and know-how, of the Product obtained through the entrusted work under this Agreement are to be owned by the Entrustor.

② The Entrustee cannot apply for patents (improvement invention, etc.) related to the entrustment and trust agreement work without the consent of the Entrustor.

③ The Entrustor may take legal action if a patent is applied for without the consent of the Entrustor, and the Entrustor may claim compensation for damages from the Entrustee if there is economic damage. In this case, the Entrustee shall transfer the applied patent to the Entrustor free of charge.

④ In providing materials and information necessary for the performance of the entrusted work to the Entrustee pursuant to this Agreement, the Entrustor shall provide materials and information that do not infringe upon the intellectual property rights of a third party, and in the event that the Entrustee is subject to a dispute regarding intellectual property rights or any other dispute from a third party due to the materials and information provided by the Entrustor in relation to the performance of the entrusted work, the Entrustor shall defend the Entrustee at its own cost and responsibility.

Article 11 (Settlement of Raw Materials)

After delivery of the Product pursuant to this Agreement, the Entrustee shall submit to the Entrustor a report on the surplus or shortage of raw materials and inventory for the production of the Product and on rental equipment and devices for the production of the Product, and the Entrustor may verify the contents of such report through a separate inspection.

Article 12 (Responsibility for the Product)

① The Entrustee shall manufacture the Product according to the request of the Entrustor and shall do its best to ensure that there are no defects in the Product.

② In the event of a claim or lawsuit related to responsibility for the Product, the Entrustor and the Entrustee shall mutually consult and defend against the lawsuit and actively cooperate with each other in preventing the occurrence of a claim or lawsuit related to responsibility for the Product and establishing countermeasures.

Article 13 (Confidentiality)

① The Entrustor and the Entrustee shall strictly keep and manage the contents of this Agreement, the fact of its conclusion, and the other Party's information, including technical information, product information, management information, business secrets, and trade secrets, obtained from the other. Party in relation to this Agreement, and the contents of this Agreement (hereinafter referred to as

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the “Confidential Information”) and shall not provide or disclose such information to a third party without the other Party’s prior written consent and shall not use such information for any purpose other than the purposes stipulated in this Agreement.

② The Entrustor and the Entrustee shall not disclose the Confidential Information to any officer or employee other than the minimum number of officers or employees required to perform duties under this Agreement.

③ The confidentiality obligation specified in this Article shall remain in effect during the term of this Agreement and for ten (10) years from the date of termination or expiration of this Agreement.

Article 14 (Amendment)

This Agreement may be amended or modified only by a written agreement between the Entrustor and the Entrustee.

Article 15 (Cancellation or Termination of the Agreement)

① Either Party to this Agreement may terminate or cancel this Agreement by giving written notice to the other party if any of the following reasons occurs to the other party:

1. In the event that it is judged that it is difficult to achieve the purpose of this Agreement due to violation of the obligations under this Agreement;
2. In the event that the terms of this Agreement are violated and no actions are taken within thirty (30) business days from the date of receiving a request for taking actions from the other party;
3. In the event of receiving a suspension of business or cancellation of business license, business registration, etc. from the supervisory authority.
4. In the event of an application for seizure, an auction, public sale, or other legal disposition is received.
5. In the event of application for rehabilitation or bankruptcy procedure under the Debtor Rehabilitation and Bankruptcy Act;
6. In the event of suspension of transactions by the bill exchange office;
7. In the event of full-time, temporary suspension or closure of business;
8. In the event that the financial status deteriorates to the point where it is objectively judged impossible to perform this Agreement.

② If part or all of this Agreement is terminated or cancelled pursuant to Clause 1, it shall be handled as follows:

1. Even if this Agreement is terminated or cancelled pursuant to the provisions of Clause 1, or even after this Agreement is terminated, provisions that shall remain in effect even after the termination of this Agreement due to their nature, such as provisions on confidentiality and compensation for damages, shall remain effectively after the termination of this Agreement;
2. The Entrustee shall submit to the Entrustor all materials provided by the Entrustor and all materials and results of the entrusted work performed up to that point in time within thirty (30) days from the end of the Agreement, and the ownership, intellectual property rights, and all other rights to said materials and results shall belong to the Entrustor.

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Article 16 (Compensation for Damages)

The responsible Party shall compensate the other Party for damages incurred due to termination, cancellation or breach of this Agreement. However, this shall not apply in cases where the performance of the Agreement is impossible due to a natural disaster or force majeure.

Article 17 (Prohibition of Transfer)

① The Entrustor and the Entrustee may not transfer, delegate, entrust, subcontract, provide security or otherwise dispose of all or part of their status, rights and obligations under this Agreement to a third party without the prior written consent of the other Party.

② The Entrustee shall take all necessary measures to ensure that this Agreement is binding on the Entrustee's successors, assignees, trustees, subcontractors, etc., and shall ensure that there is no disruption in the performance of this Agreement if the Entrustee transfers, entrusts, subcontracts, provides security for, or otherwise disposes of all or part of its status, rights, and obligations under this Agreement to a third party with the prior written consent of the Entrustor.

Article 18 (Resolution of Disputes)

Any matters not specified in this Agreement or any matters of disagreement between the parties in relation to the contents of this Agreement shall be resolved through general commercial practices and consultation between the parties. However, if resolution through consultation is not possible, the matter shall be resolved in the Seoul Central District Court.

Appendix: 1 copy of quotation

July 23, 2024

Entrustor			**Entrustee**		
Address	:	Room 802, 9, Digital-ro 10-gil, Geumcheon-gu, Seoul (HYHILL Building, Gasan-dong)	**Address**	:	168-23 Osongsaengmyeong 4-ro, Osong-eup, Heungdeok-gu, Cheongju-si, Chungcheongbuk-do
Company name	:	CUBEBIO Co., Ltd.	**Company name**	:	COSMAX PHARMA Co., Ltd.
CEO	:	Eunjong Choi *(Seal)*	**CEO**	:	Lee Ho Kyung *(Seal)*

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Appendix:

Quotation of Medical Device Class 3 In-Vitro Cancer Diagnostics Reagent (CUBEBIO) GMP Certification and License

Product Name: CUBEBIO Pancreatic cancer diagnostics reagent

Special Note: Sharing COSMAX PHARMA Co., Ltd. Class 3 in-vitro diagnostic medical device manufacturing license/GMP certification/ISO13485 certification.

No.	Category	Scope	Amount	Remark
1. Preparatory stage before approval				
1-1	Quality system documents	Procedure/methodology documents Full version	50,000,000	Full version of the In-Vitro Diagnostics reagent quality system quality documents
1-2	Manufacturing and quality control documents	Related to the manufacturing/quality of the entrusted items	30,000,000	Product standard document/Paper machine/methodology document/Test method documents for raw and subsidiary materials, and finished product /Process inspection method document/Education history/Supplier evaluation (documents required for manufacturing and quality)
1-3	Risk management (FMEA and others)	Entrusted Product	20,000,000	Conducting risk management assessment (including consulting fees)
1-4	Examination and correction	Limited to the relevant equipment	5,000,000	Micro pipet, Dispenser, Refrigerator, Hygrometer, Differential pressure gauge, etc.
1-5	Qualification assessment	Limited to the relevant equipment	40,000,000	Micro pipette, Reader, Refrigerator, Preparation tank, Sterilizer (autoclave), etc., IOQ & PQ plan and report document preparation and execution
1-6	Trial production	Checking the process and the possible risk factors that may occur during manufacturing	6,000,000	Can be added for a one-time fee or more
1-7	Production for process validation	3 batches for analytical performance testing and stability testing	18,000,000	Preparation and execution of PV plan and report documents (additional expenses for raw materials and standard products to be charged)
1-8	Washing validation	Concurrent with process validation	12,000,000	Preparation and execution of CV plan and report documents (additional standard product cost to be charged)
1-9	Transport validation	Depending on the transportation method	15,000,000	External consignment (SGS or KTR)
1-10	Stability test (3 lots)	Acceleration stability/long-term stability/stability after opening	48,000,000	Acceleration stability/Long-term (12 months) stability/Stability after opening. (Additional charge for standard product)
1-11	Storage specimen and disposal costs	Storage specimen (refrigerated)/disposal	5,000,000	Entire production lot/Until expiration date
Sub-total			249,000,000	* Costs required throughout the entire clinical trial process

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2. Clinical and licensing stages				
2-1	Production of products for clinical trials (1 lot)	1 lot for clinical use	10,000,000	Clinical packaging
2-2	Stability of clinical batch	1 lot	10,000,000	Long term 12 months
2-3	Technical documents	Full version	40,000,000	For technical documentation review
2-5	Product approval data	For domestic use	30,000,000	Preparation, execution, and approval of manufacturing plant drawings, permit list, and documents
2-7	GMP/ISO maintenance	Operating expenses, MFDS inspection, etc.	20,000,000	Preparation and execution of GMP (Class 3 medical device) inspection (utility management such as air conditioners and manufacturing water, workplace environment monitoring)
2-8	Other consulting fees	Response to the regulatory and supplementary works	20,000,000	GMP/ISO/CE
	Sub-total		130,000,000	* Costs required for clinical trials and approval processes
	* Clinical trials/Design and design documents/Usability – Provision of the implementation document of CUBEBIO is required.			
Total			379,000,000	Final negotiation amount: KRW 349,000,000 (VAT not included)

Down payment	:	KRW 200,000,000
Deposit	:	KRW 149,000,000

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ADMINISTRATIVE AGENT LICENSE AFFIDAVIT

(CERTIFICATE OF TRANSLATION)

Name (Signature)	Korea Translators Administrative Scrivener CHOI, GI CHOUL
Type of administrative agent	Administrative Agent for Translation
Translation Administrative Scrivener Registration No	13300002113
Business License Registration No	124-36-92881
Business Open Date	February 11, 2005
Date of Birth	July 04, 1960
Address (Company Location)	104-B33, Dongwoo Building, 328 Teheran-ro, Gangnam-gu, Seoul, Republic of Korea [06212]
Website	www.ktaor.com
e-mail	kta@ktaor.com
Tel	+82-2-566-3118

Administrative Agent License

This is to certify that the above person is qualified for a licensed administrative agent under 「Korea's Licensed Administrative Agent Act」Article 5. We issue this License Certificate under Article 18 of the same law and its implementing ordinances and Article 16 of the same law and its enforcement regulations.

April 27,2013

Minister of Security and Public Administration

▣ The attached document has been translated by our office at the request of the person named above and that the translation is true and accurate with respect to the original.

▣ I certify that the attached 'translation' is made by checking the original document of the client.

▣ The Korea Translators Administrative Scrivener Office is not in a position to verify the validity of contents in the original document. However, it is certified that the translated document was translated as the same meaning with the original language.

KOREA TRANSLATORS ADMINISTRATIVE SCRIVENER
한 국 번 역 행 정 사 무 소

CHOI, GI CHOUL

Certified Translation Professional 3.0 ENGLISH/영어
Certified Translation Professional 3.0 汉语·中国语 CHINESE/중국어
Certified Translation Professional 3.0 日本語 JAPANEESE/일본어

* This certificate is an electronic certificate (PDF file), so certificates without timestamps and electronic signatures are considered counterfeit, and any output other than the file is a copy.

K2013-T02A566-QME3118-E0002